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                         SELECTED AMERICAN SHARES, INC.
                          SELECTED SPECIAL SHARES, INC.
                       SELECTED CAPITAL PRESERVATION TRUST
                          SUPPLEMENT DATED MAY 20, 2003
                                       TO
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2003


The following information supplements the information contained in the section of the statement of additional information entitled "Independent Directors Compensation":

No pension or retirement benefits are accrued as part of Fund expenses. Each Director may elect, on a voluntary basis, to defer all or a portion of his or her fees through a deferred compensation plan in effect for the Funds. The Funds also reimburse certain expenses of the Independent Directors.

Amounts may be deferred by Independent Directors under a non-qualified deferred compensation plan last amended in January 1998. Each Director's deferred amounts accumulate at an earnings rate determined by the total return of either Selected American Shares or Selected Special Shares as designated by such Director, which designations may be changed by such Director no more frequently than quarterly. Each Director may defer amounts under the plan for a specified number of whole years, which number of whole years must be greater than two, provided that the period of deferral may not extend beyond the date on which the Director ceases to be a member of the Board of Directors. Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Directors. The total amount of deferred compensation accrued by the Fund (plus earnings thereon) through December 31, 2002 for participating Directors is as follows:"


                                                      TOTAL AMOUNT OF
                NAME                            ACCRUED DEFERRED COMPENSATION
                ----                            -----------------------------
         William P. Barr                                     $0
         Floyd A Brown                                       $0
         Jerome E. Hass                                   $107,721
         Katherine L. MacWilliams                         $114,730
         James J. McMonagle                               $296,196
         Richard C. O'Brien                               $110,733
         Marsha Williams                                   $48,939